                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           SOUTHERN ENERGY HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------
         4)       Date Filed:

                  --------------------------------------------------------------

                           SOUTHERN ENERGY HOMES, INC.

                  Notice of 2000 Annual Meeting of Stockholders

                                  May 23, 2000



To the Stockholders:

         The 2000 Annual Meeting of the Stockholders of SOUTHERN ENERGY HOMES, INC. will be held on Tuesday, May 23, 2000, at 10:00 A.M. at The Corporate Offices of Southern Energy Homes, Inc., 160 Industry Lane, Addison, Alabama, for the following purposes:

         1. To elect a Board of seven Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

         2. To consider and act upon any other business which may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 10, 2000, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.


                                      By order of the Board of Directors




                                      Keith W. Brown
                                      Secretary


Addison, Alabama
April 21, 2000

                           SOUTHERN ENERGY HOMES, INC.
                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Energy Homes, Inc. ( the "Corporation") for use at the 2000 Annual Meeting of Stockholders to be held on Tuesday, May 23, 2000, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is April 21, 2000.

         If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Corporation at any time before the proxy is exercised.

         The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation.

         The Corporation's principal executive offices are located at 160 Industry Lane, Addison, Alabama 35540 and its telephone number is (256) 747-8589.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the meeting. On that date the Corporation had outstanding and entitled to vote 12,132,990 shares of Common Stock, par value $.0001 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Seven Directors of the Corporation are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the seven nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Corporation or its subsidiaries, except for Wendell L. Batchelor, who is the uncle of Keith O. Holdbrooks, President and Chief Operating Officer and Director of the Corporation.

                                         Year First
                                         Elected a     Position With the Corporation or Principal
Name of Nominee                Age       Director      Occupation During the Past Five Years
---------------                ---       ----------    ------------------------------------------

Wendell L. Batchelor           57        1982          Chairman of the  Corporation's  Board since 1996.  Since 1982,
                                                       Chief  Executive  Officer and a Director  of the  Corporation.
                                                       President of the Corporation 1982 To 1999.

Johnny R. Long                 53        1982          Executive Vice President of the Corporation  1996 - 1999. Vice
                                                       President of the Corporation from 1982 To 1999 and a Director.

Keith O. Holdbrooks            39        1998          President since 1999.  Director since 1998.  Since 1996, Chief
                                                       Operating  Officer of the Corporation.  General Manager of the
                                                       Corporation's Southern Homes division from 1991 to 1996.

Keith W. Brown                 44        1989          Executive Vice President since 1996.  Chief Financial  Officer of the Corporation  since 1982;  Treasurer since January 1993;
                                                       Secretary  from 1982 to January 1993 and from  September  1993 to present; and a Director since 1989.

Jonathan O. Lee                49        1989          Chairman of the Corporation's  Board of Directors from 1989 to
                                                       1996.  President  of a private  equity  investment  firm,  Lee
                                                       Capital  Holdings,  since  its  formation  in  1980  (Now  Lee
                                                       Capital Holdings,  LLC). Chairman of the Board of Directors of
                                                       Globe  Metallurgical,  Inc., a manufacturer  of Silicon Metals and Ferro Alloys,  Fesil ASA, a manufacturer of Silicon Metals and Ferro  Alloys,  and  Heritage  Consumer  Products  LLC,  a
                                                       distributor of over the counter  pharmaceuticals.  Director of
                                                       PAR  Associates,   Inc.,  Leading  Indicator   Systems,   LLC,
                                                       Liteweaver Technologies, LLC and Citizen's Capital,  Inc.

Joseph J. Incandela            53        1993          Chairman of Morgan  Grenfell  SmallCap Mutual Fund since 1990, a  closed-end  NYSE  Small-cap  Mutual  Fund.  From  June 1991 until  December  1998, a Managing  Director,  of the Thomas H.
                                                       Lee Company,  a firm engaged in investment  activities,  and a consultant  to the Thomas H. Lee Company  from  November  1989 until  1991.  Chairman  of  Amerace  Corporation  from 1986 to
                                                       1989 and Chief  Executive  Officer of  Conductron  Corporation
                                                       from 1983 until 1986.

Louis C. Henderson, Jr.        62        2000          Management  consultant of Henderson & Associates since 1998, a firm engaged in various consulting  activities.  President and
                                                       Chief  Executive  Officer  of  Wall  Street  Deli,  Inc.  from
                                                       February,  1997 until June,  1998, an operator and  franchiser
                                                       of  upscale  delicatessen  style  restaurants.   President  of
                                                       Hackney  Group  from  1989  until  1997,  a  privately   owned
                                                       company,   managing   a   diverse   group  of   manufacturing,
                                                       distribution  and service  companies.  Senior  Vice  President
                                                       Operations  of  Protective  Life  Corporation  from 1981 until
                                                       1989 and Chief Financial Officer from 1986 to 1989.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

         During fiscal 1999, there were three meetings of the Board of Directors of the Corporation. All of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. The Board of Directors does not have a Nominating Committee.

         The Corporation pays Jonathan O. Lee, Joseph J. Incandela and Louis C. Henderson, Jr. $12,000 per annum, in quarterly installments, for their attendance at and participation in meetings of the Board of Directors and its Committees. The Corporation currently has no arrangement for the compensation of any of its other Directors for their services on the Corporation's Board of Directors or participation in Committees of the Board of Directors. The Corporation does, however, reimburse all Directors for any expenses which they may incur in attending meetings of the Board of Directors or its Committees. From 1989 to 1996, the Corporation had a Management Agreement pursuant to which Lee Capital Holdings received $150,000 per year for management and other consulting services, plus reimbursement for certain expenses. Jonathan O. Lee, a nominee for Director, was Chairman of the Corporation's Board of Directors and is the President of Lee Capital Holdings, LLC.

         The Board of Directors has a Compensation Committee whose members are Jonathan O. Lee, Joseph J. Incandela and Louis C. Henderson, Jr.. The Compensation Committee recommends to the Board of Directors compensation for the Corporation's key employees. The Compensation Committee met once in 1999.

         The Board of Directors has a Stock Option Committee, whose members are Jonathan O. Lee and Louis C. Henderson, Jr., which administers the 1993 Stock Option Plan. The Stock Option Committee met four times during 1999.

         The Corporation also has an Audit Committee whose members are Jonathan
O. Lee, Joseph J. Incandela and Louis C. Henderson, Jr.. The Audit Committee reviews with the Corporation's independent accountants the scope of the audit for the year, the results of the audit when completed and the independent accountants' fee for services performed. The Audit Committee also recommends independent accountants to the Board of Directors and reviews with the independent accountants the Corporation's internal accounting controls and financial management practices. During fiscal 1999, there was one meeting of the Audit Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 10, 2000 certain information with respect to beneficial ownership of the Corporation's Common Stock by: (i) each person known by the Corporation to own beneficially more than 5% of the Corporation's Common Stock; (ii) each of the Corporation's directors, (iii) each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement; and (iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named stockholder or from public records. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

                                      Amount and Nature of
      Name of Beneficial Owner      Beneficial Ownership (2)    Percent of Class
      ------------------------      ------------------------    ----------------

Wendell L. Batchelor                            933,946              7.7%

Johnny R. Long                                  780,003              6.4%

Lee Capital Holdings, LLC                       358,884              3.0%
   Jonathan O. Lee (1)
   One International Place
   Suite 3190
   Boston, MA  02110

Keith W. Brown                                  282,430              2.3%

Keith O. Holdbrooks                             175,700              1.4%

Louis C. Henderson, Jr.                               0               *

Joseph J. Incandela                              18,750               *

Heartland Advisors, Inc.                      3,158,400             26.0%
   789 Water Street
   Milwaukee, WI 53202

Dimensional Fund Advisors                       872,125              7.2%
   1299 Ocean Ave. 11th Floor
   Santa Monica, CA 90401

FMR Corp.                                     1,425,100             11.7%
   82 Devonshire Street
   Boston, MA 02109

All executive officers and directors          2,549,713             21.0%
as a group (7 persons)
*  Less than one percent

(1) 347,634 of such shares are owned by Lee Capital Holdings, LLC, a limited liability company of which Mr. Lee is the Managing Member. Mr. Lee has sole voting and investment power with respect to such shares. Lee Capital Holdings has pledged 340,967 of its shares of Common Stock to Fleet National Bank.
(2) Includes currently exercisable options to purchase 133,779, 18,750, 133,778, 139,999, 18,750, and 11,250 shares of common stock held by
          Messrs. Batchelor, Long, Brown, Holdbrooks, Incandela, and Lee, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Corporation's Compensation Committee currently consists of Messrs. Lee, Incandela and Henderson. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries. Mr. Lee was formerly Chairman of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by or paid to the Corporation's Chief Executive Officer and each of the Corporation's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Corporation and its subsidiaries for the Corporation's three fiscal years ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                                  -------------------
                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                         OTHER         SECURITIES        ALL OTHER
          NAME AND               YEAR        SALARY         BONUS        ANNUAL        UNDERLYING     COMPENSATION(5)
     PRINCIPAL POSITION          ENDED         ($)           ($)      COMPENSATION    OPTIONS (#)(4)       ($)
     ------------------          -----         ---           ---      ------------    --------------       ---

Wendell L. Batchelor            12/31/99     216,949(1)   101,979(1)         (3)         15,000           2,043
Chairman & CEO                  01/01/99     440,004      435,060            (3)        158,779           1,956
                                01/02/98     440,004      501,257            (3)         40,000           2,517


Johnny R. Long                  12/31/99      31,731(2)   179,288(2)         (3)           None             630
Executive Vice President        01/01/99      75,000      380,680            (3)         18,750             790
                                01/02/98      75,000      438,489            (3)           None             770


Keith W. Brown                  12/31/99     135,000      264,573            (3)         15,000           1,044
Executive Vice-President,       01/01/99     135,000      380,680            (3)        158,778             946
Chief Financial Officer,        01/02/98     135,000      438,809            (3)         40,000           1,202
Treasurer and Secretary


Keith O. Holdbrooks             12/31/99     150,000      264,573            (3)         15,000             630
President and Chief             01/01/99     150,000      380,680            (3)        164,999             525
Operating Officer               01/02/98     150,000      438,809            (3)         40,000             525

         ---------------
(1) Effective March 27, 1999, Mr. Batchelor voluntarily agreed to reduce his base salary from $36,667 to $12,500 per month, and to suspend his right to receive bonus compensation.

(2)      June 1, 1999, Mr. Long retired.

(3) The aggregate amount of perquisites and other personal benefits, securities or property did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer.

(4) Options granted to executive officers during the periods were granted pursuant to the Corporation's 1993 Stock Option Plan, and have been adjusted for subsequent stock splits through December 31, 1999. In connection with a repricing of outstanding options during the fiscal year ended January 1, 1999, each executive officer surrendered and was granted replacement options as follows: Mr. Holdbrooks, 124,999 shares, Mr. Batchelor, 118,779 shares, Mr. Brown, 118,778 shares, and Mr. Long, 18,750 shares.

(5) Includes the following for 1999: (i) matching contributions in the amount of $630 made by the Corporation to its 401(k) plan during 1999 on behalf of each named executive officer; (ii) $1,413 and $414, which represents the portion of the premium payment that is attributable to term insurance coverage for Messrs. Batchelor and Brown, respectively, as determined by tables supplied by the Internal Revenue Service.

STOCK OPTION PLANS

         The following tables set forth certain information with respect to the stock options granted to the named executive officers during the fiscal year ended December 31, 1999 and the aggregate number and value of options exercisable and unexercisable held by the named executive officers at the end of such fiscal year.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                            Individual Grants
                           -----------------------------------------------------

                                                                                        Potential
                                                                                     Realizable Value
                            Number of     % of Total                                    at Assumed
                            Securities     Options                                   Annual Rates of
                            Underlying    Granted to                                   Stock Price
                             Options      Employees    Exercise                      Appreciation For
                             Granted          in         Price      Expiration       Option Term (2)
Name                          (#)(1)     Fiscal Year    $/Share        Date        5% ($)       10%($)
----                        ----------   -----------    -------     ----------     ------       ------

Wendell L. Batchelor          15,000         14%          2.66       11/08/09      25,097       63,441


Keith W. Brown                15,000         14%          2.66       11/08/09      25,097       63,441


Keith O. Holdbrooks           15,000         14%          2.66       11/08/09      25,097       63,441


(1)      Options are fully exercisable upon grant.
(2) The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                             Number of Securities           Value of Unexercised
                                Shares         Value        Underlying Unexercised         In-the-Money Options at
                              Acquired on     Realized      Options at 12/31/99(#)             12/31/99($)(2)
Name                         Exercise (#)      ($)(1)      Exercisable/unexercisable      Exercisable/unexercisable
----                         ------------      ------      -------------------------      -------------------------

Wendell L. Batchelor              -0-           -0-                 133,779                       -0- / -0-

Keith W. Brown                    -0-           -0-                 133,778                       -0- / -0-

Keith O. Holdbrooks               -0-           -0-                 139,999                       -0- / -0-




(1) The "value realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the executive officers may keep the shares they acquired upon the exercise of the options (or sell them at a different price), these amounts do not necessarily reflect cash realized upon the sale of those shares.

(2) Based on the closing price of the Company's Common Stock on December 31, 1999 on the Nasdaq National Market of $2.344 minus the respective option exercise prices.

EMPLOYMENT AGREEMENTS


         The Corporation has entered into employment agreements, dated as of June 8, 1989 and amended as of July 1, 1993 and June 14, 1996, with each of Wendell L. Batchelor and Keith W. Brown. The Corporation also entered into an employment agreement dated as of July 1, 1993 with Johnny R. Long. Mr. Batchelor's agreement provides that he shall serve as President and Chief Executive Officer of the Corporation at a base salary of $36,667 per month. In addition to his base salary, Mr. Batchelor is entitled to receive monthly incentive bonus compensation in an amount equal to 2% of the Corporation's monthly net operating income before interest expenses, taxes and amortization for organizational expenses, goodwill and covenants not to compete, and without reduction for any management fees payable to Lee Capital Holdings ("Net Income"). Effective March 27, 1999, Mr. Batchelor voluntarily agreed to reduce his base salary from $36,667 to $12,500 per month, and to suspend his right to receive bonus compensation. Mr Batchelor received a bonus of approximately $101,979 (through March 27, 1999) for the year ended December 31, 1999.

         Mr. Long's agreement provided that he was to serve as Vice President in charge of purchasing of the Corporation at a base salary of $6,250 per month. In addition to his base salary, Mr. Long was entitled to receive monthly incentive bonus compensation in an amount equal to 1.75% of the Corporation's monthly Net Income. Such bonus was approximately $380,680 for the year ended December 31, 1999. Mr. Long retired on June 1, 1999.

         Mr. Brown's agreement provides that he shall serve as Chief Financial Officer and Controller of the Corporation at a base salary of $11,250 per month. In addition to his base salary, Mr. Brown is entitled to receive monthly bonus compensation payable in an amount equal to 1.75% of the Corporation's monthly Net Income. Such bonus was approximately $264,573 for the year ended
December 31, 1999.

         Each of the employment agreements automatically renews for successive one-year periods unless sooner terminated by the specified executive or the Corporation by notice not less than 90 days prior to the date of renewal or by the Corporation immediately for "cause" or for other than "cause" upon 30 days' prior notice. Each of the employment agreements provides for the payment of severance of up to six months' base salary payable in six equal monthly installments in the event the executive is terminated by the Corporation.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Since the Corporation became a public company on March 12, 1993, its executive compensation program has been administered by the Compensation Committee of the Board of Directors (the "Committee"). No officers of the Corporation are members of the Committee.

         Since the Corporation's Executive Officers (other than Mr. Holdbrooks) are compensated pursuant to employment contracts, the Committee's deliberations with respect to these officers involve a determination as to whether the contracts should be amended to change the compensation or other terms thereof, and whether to permit the contracts to automatically renew for successive one year periods. Deliberations concerning Mr. Holdbrooks' compensation involve the considerations described below with respect to review of employment contracts.

         The compensation paid to executive officers pursuant to the employment contracts consists of a combination of base salaries and monthly bonuses. The bonus compensation payable is tied to the

Corporation's "net income" as defined under the contracts and accordingly is intended to reward the executive officers for improvements in the Corporation's financial results. A significant component of the executive officers' compensation is the bonuses, and accordingly their compensation is in large measure directly related to the financial performance of the Corporation as measured by its net income, as so defined. See "Executive Compensation - Employment Agreements."

         In its deliberations with respect to the review of the employment contracts, the Committee considered the past performance of the officers, their level of responsibilities, and the Committee's view of the level of compensation necessary to attract and retain talented individuals in the competitive environment in which the Corporation operates. The Committee assigned no particular weight to any one factor, and viewed the deliberations as an exercise of subjective judgment on the part of the Committee.

COMPENSATION OF WENDELL BATCHELOR, CHAIRMAN CHIEF EXECUTIVE OFFICER

         The Committee established the compensation of Wendell L. Batchelor, Chief Executive Officer of the Corporation for the fiscal year ended December 31, 1999, using the same criteria that were used to determine the compensation of other executive officers, as described above. Mr. Batchelor received a salary of $216,949 and a bonus of $101,979 for the fiscal year ended December 31, 1999, in accordance with his employment agreement. This bonus was intended to reward Mr. Batchelor for his role in the performance by the Corporation. The Corporation had a net loss for the year ended December 31, 1999. Effective March 27, 1999, Mr. Batchelor voluntarily agreed to reduce his base salary from $36,667 to $12,500 per month, and to suspend his right to receive bonus compensation. Mr Batchelor received a bonus of approximately $101,979 (through March 27, 1999) for the year ended December 31, 1999.

Mr. Batchelor's 1999 bonus decreased approximately $333,000 compared to his 1998 bonus.

     The foregoing report has been approved by all members of the Committee.


                                                     COMPENSATION COMMITTEE


                                                     Jonathan O. Lee
                                                     Joseph J. Incandela
                                                     Louis C. Henderson, Jr.

                          COMPARATIVE PERFORMANCE GRAPH

         The following performance graph and table compare the cumulative total return to shareholders on the Corporation's Common Stock with the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a peer group (the "Peer Group") of companies selected by the Corporation whose primary business is manufactured housing. The Peer Group consists of the following companies: Cavalier Homes, Inc., Cavco Industries, Inc., Champion Enterprises, Inc., Clayton Homes, Inc., Fleetwood Enterprises, Kit Manufacturing, Liberty Homes - Class A, Nobility Homes, Inc., Oakwood Homes Corporation, Schult Homes Corp. and Skyline Corporation. It should be noted that the companies in the Peer Group are not perfectly comparable to the Corporation. Certain of the companies are either much larger or much smaller than the Corporation; some are involved in the production of manufactured housing and recreational vehicles; and some are vertically integrated to a much greater extent than the Corporation and engage, for instance, in more significant retail sales and local development activities.

         The graph and the table assume $100.00 was invested in December, 1994 in each of the Corporation's Common Stock, the S&P 500 Index and in the Peer Group and also assumes reinvestment of dividends. The 1999 cumulative returns were as follows: Southern Energy Homes, Inc., $39.51; S&P 500 Index, $351.12 and Peer Group, $97.07.

                                [GRAPHIC OMITTED]


                        COMPARISON OF CUMULATIVE RETURNS

                                                Measurement Period

                                     Base Period     December     December     December      December      December
Company Name/Index                 December 1994         1995         1996         1997          1998          1999

Southern Energy Homes, Inc.                  100       196.65       193.83       134.84        103.24         39.51
S&P 500 Index                                100       137.58       169.17       225.60        290.08        351.12
Peer Group                                   100       158.35       161.85       213.99        190.13         97.07

                              CERTAIN TRANSACTIONS

         In January 1993, the Corporation reincorporated as a Delaware corporation by merging its predecessor, an Alabama corporation also known as Southern Energy Homes, Inc. ("SEH Alabama"), into the Corporation. As the surviving corporation, the Corporation assumed all of the obligations of SEH Alabama.

         On June 8, 1989, Lee Capital Holdings, then a Massachusetts general partnership (now Lee Capital Holdings, LLC), and two of its employees (the "Lee Group"), acquired 60% of the outstanding capital stock of SEH Alabama in a leveraged buyout (the "Acquisition"). The Acquisition was effected through the purchase of the stock of SEH Alabama by a newly formed corporation, SEH Acquisition Corp., 60% of which was owned by the Lee Group and 40% of which was owned by certain stockholders and members of SEH Alabama's management group.

         In 1989, the Corporation entered into a Management Agreement pursuant to which Lee Capital Holdings received, until May 1996, $150,000 per year for management and other consulting services plus reimbursement for certain expenses. See "Compensation Committee Interlocks and Insider Participation."

         Since March 30, 1991, the Corporation has sold homes to a development company which has developed a residential subdivision in Gardendale, Alabama. This development company was until December, 1995 controlled by Wendell L. Batchelor and his brother-in-law, Clinton O. Holdbrooks. In December of 1995, Wendell L. Batchelor transferred his one-third interest in the development company to his two children, and Clinton O. Holdbrooks transferred his one-third interest in the development company to his two children, one of whom is Keith O. Holdbrooks, President, Chief Operating Officer and Director of the Corporation. For the fiscal year ended January 1, 1999 and December 31, 1999, sales to this development company were approximately $3,000 and $203,000, respectively. Transactions with the development company have been at prices and on terms no less favorable to the Corporation than transactions with independent third parties.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as independent public accountants to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended December 29, 2000.

         A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of Arthur Andersen LLP was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% holders of Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the year ended December 31, 1999, all officers, Directors and owners of greater than 10% of its Common Stock were in compliance with Section 16(a) filing requirements.

                DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2001 must be received at the Corporation's principal executive offices in Addison, Alabama on or before December 23, 2000. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                  OTHER MATTERS

         Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                           INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Comparative Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.


                                   10-K REPORT

         THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO KEITH W. BROWN, SOUTHERN ENERGY HOMES, INC., 160 INDUSTRY LANE, ADDISON, ALABAMA 35540.

                                 VOTING PROXIES

         The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.
                                       By order of the Board of Directors


                                       Keith W. Brown, Secretary



Addison, Alabama


April 21, 2000

------------------------------------
     SOUTHERN ENERGY HOMES, INC.          1. Election of Directors
------------------------------------

                                                                                                                     For
                                                                                             For All      With-      All
                                                                                             Nominees     hold      Except
                                          WENDELL L. BATCHELOR       JOSEPH J. INCANDELA
                                          KEITH W. BROWN             JONATHAN O. LEE           [ ]         [ ]        [ ]
                                          LOUIS C. HENDERSON, JR.    JOHNNY R. LONG
                                          KEITH O. HOLDBROOKS
CONTROL NUMBER:
RECORD DATE SHARES:                       Note: If you do not wish your shares voted "For" a particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of such nominee(s).  Your shares will be voted for the remaining nominee(s).




                                          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




                                          Mark box at right if you plan to attend the Meeting in person.             [ ]
                     -----------------
Please be sure to    Date
sign and date this
Date Proxy.
                     -----------------
--------------------------------------
                                          Mark box at right if an address change or comment has been noted
                                          on the reverse side of this card.                                          [ ]
Stockholder             Co-owner
 sign here              sign here
--------------------------------------



                           SOUTHERN ENERGY HOMES, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval.
These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 23, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Southern Energy Homes, Inc.

                           SOUTHERN ENERGY HOMES, INC.

The undersigned hereby appoints Wendell L. Batchelor and Jonathan O. Lee, and each of them acting singly, with full power of substitution, proxies to represent the undersigned at the 2000 Annual Meeting of Stockholders of SOUTHERN ENERGY HOMES, INC. to be held May 23, 2000 at 10:00 a.m. at The Corporate Offices of Southern Energy Homes, Inc., 160 Industry Lane, Addison, Alabama, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of SOUTHERN ENERGY HOMES, INC. standing in the name of the undersigned upon the matters set forth in the Notice and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES FOR THE ELECTION OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR ALL NOMINEES FOR THE ELECTION OF DIRECTORS.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

--------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?


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